UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2012

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2012, Lydall, Inc. (the “Company”) adopted an Annual Incentive Performance Program (the “Program”). The following description of the Program is qualified in its entirety by reference to the full text of the Program, which is attached as Exhibit 10.1 to this Current Report on Form 8−K and is incorporated by reference herein.

Lydall, Inc. Annual Incentive Performance Program

The Program is effective as of January 1, 2012 and applicable to officers of the Company and Senior Vice Presidents of its subsidiaries (referred to herein as “Group A Participating Employees”) and other employees of the Company who are designated by the Company’s Chief Executive Officer (referred to herein as “Group B Participating Employees”). Collectively, these categories of employees eligible to participate are referred to herein as “Participating Employees.”

Target bonus opportunities under the Program are based on designated percentages of each Participating Employee’s base compensation, and range from 15% to 80% of base compensation. The applicable percentage multiplied by the applicable Participating Employee’s base salary is referred to herein as the “Target Bonus Amount”. The Company’s Chief Executive Officer’s target bonus opportunity has been set at 80% of base compensation, while all other Named Executive Officers currently employed by the Company have a bonus opportunity that ranges from 35% to 40% of base compensation. Participating Employees are eligible for cash bonuses based upon the attainment of specific measures of financial performance (“Performance Targets”) for specified, pre-established financial performance metrics (“Performance Metrics”) for the applicable calendar year (“Program Year”) relating to either the Company on a consolidated basis or with respect to a business unit of the Company (a “Business Unit”) as determined by the Compensation Committee of the Board of Directors (the “Committee”). The Performance Targets for each Performance Metric are established and approved by the Committee no later than March 31 of each Program Year. All Performance Targets and actual performance with respect to such Performance Targets may be adjusted by the Committee in its discretion if the Committee determines necessary or appropriate to adjust for the effects of various extraordinary items specified in the Program.

The Program establishes three separate Performance Metrics for each Participating Employee, in each case, in respect of the Company on a consolidated basis or of a Business Unit: (i) an operating income metric (defined as operating income from continuing operations), (ii) a free cash flow metric (defined as operating income from continuing operations, plus depreciation/amortization, plus or minus changes in working capital and minus capital expenditures) and (iii) a gross margin metric (defined as the percentage resulting from dividing (a) the excess, if any, of net sales from continuing operations over cost of sales from continuing operations by (b) net sales from continuing operations).

For corporate headquarters’ Participating Employees, the target bonus percentage is a combination of consolidated operating income, consolidated free cash flow and consolidated gross margin Performance Metrics. The relative weights of these Performance Metrics are outlined below:

Consolidated Operating Income	Consolidated Free Cash Flow	Consolidated Gross Margin
50%	25%	25%

For Business Unit Participating Employees, the target bonus percentage is a combination of individual Business Unit operating income, individual Business Unit free cash flow, and individual Business Unit gross margin Performance Metrics. The relative weights of these Performance Metrics are outlined below:

Business Unit Operating Income	Business Unit Free Cash Flow	Business Unit Gross Margin
50%	25%	25%

The bonus paid under the Program is determined based on the actual performance of the Company or the applicable Business Unit as compared to the Performance Target with respect to each Performance Metric. If actual performance does not exceed specified threshold levels, then no bonus is payable with respect to that Performance Metric. If the Company’s performance exceeds the applicable Performance Targets, Participating Employees may be eligible for an additional bonus payment up to 100% of the Target Bonus Amount for a Group A Participating Employee and 50% of the Target Bonus Amount for a Group B Participating Employee. The maximum total bonuses that may be earned under the Program can not exceed 200% of the Target Bonus Amount for a Group A Participating Employee and 150% of the Target Bonus Amount for a Group B Participating Employee.

If earned, cash bonus payments are expected to be paid as soon as practicable after the completion of the applicable Program Year and the preparation of the Company’s audited financial statements for such year, and after certification of Performance Metrics and Performance Target achievement by the Committee. Participating Employees must be an employee of the Company in good standing as of the date a cash bonus is actually paid by the Company, except as otherwise specifically agreed to by the Company’s Board of Directors or the Committee.

Cash bonus payments are subject to recoupment if the Committee determines that a Participating Employee committed wrongdoing that contributed to a material misstatement, intentional or gross misconduct, a breach of a fiduciary duty to the Company or its shareholders, or fraud. In addition, at its discretion, the Committee may require a Participating Employee to disgorge and repay any bonus received based upon financial statements that are later restated, other than restatements due solely to facts external to the Company, such as a change in accounting principles or a retroactive change in law. Cash bonus payments also may be recouped in accordance with the applicable provisions of any law, regulation, stock exchange listing requirement or Company policy.

Participation in the Program provides no guarantee that a bonus under the Program will be paid. The Committee may modify, amend, or terminate the provisions of the Program at any time.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this report, as set forth below:

Exhibit Number	Exhibit Description
10.1	Lydall, Inc. Annual Incentive Performance Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

March 15, 2012	By:	/s/ Paul G. Igoe
Paul G. Igoe
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Lydall, Inc. Annual Incentive Performance Program.